EXHIBIT 10.28

                                SECOND AMENDMENT
                                     TO THE
                                SERVICE 1ST BANK
                          SALARY CONTINUATION AGREEMENT
                            DATED SEPTEMBER 10, 2003
                                       FOR
                                 ROBERT E. BLOCH


         THIS AMENDMENT is adopted this 8th day of August, 2005, by and between SERVICE 1ST BANK, a state-chartered commercial bank located in Stockton, California (the "Company") and ROBERT E. BLOCH (the "Executive").

         The Company and the Executive executed the Salary Continuation Agreement on September 10, 2003 (the "Agreement") and the First Amendment to the Salary Continuation Agreement on August 8, 2005.

         The undersigned hereby amends, in part, said Agreement for the purpose of changing the Normal Retirement Age. Therefore, the following change shall be made:

         Article 1.13 of the Agreement shall be deleted in its entirety and replaced by Article 1.13 below.

1.13 "Normal Retirement Age" means the Executive's sixty-fifth (65th) birthday.

         The Schedule A attached to the Agreement shall also be amended in its entirety and replaced with the new Schedule A attached to this Amendment.

         IN WITNESS OF THE ABOVE, the Executive and the Company hereby consent to this Second Amendment.

Executive:                                  SERVICE 1ST BANK

/s/ ROBERT E. BLOCH                         By     /s/ JOHN O. BROOKS
----------------------------------                 -----------------------------
Robert E. Bloch                                    John O. Brooks

                                            Title  Chairman
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